MANAGER AND FOUNDER
   AQUILA MANAGEMENT CORPORATION
   380 Madison Avenue, Suite 2300
   New York, New York 10017

INVESTMENT SUB-ADVISER
   BANC ONE INVESTMENT ADVISORS
      CORPORATION
   8800 N. Gainey Center Drive, Suite 151
   Scottsdale, Arizona 85258

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   Arthur K. Carlson
   Thomas W. Courtney
   William L. Ensign
   Grady Gammage, Jr.
   Diana P. Herrmann
   John C. Lucking
   Anne J. Mills

OFFICERS
   Diana P. Herrmann, President
   Kimball L. Young, Senior Vice President
   Alan R. Stockman, Senior Vice President
   Rose F. Marotta, Chief Financial Officer
   Joseph P. DiMaggio, Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC INC.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   1111 Polaris Parkway
   Columbus, Ohio 43240

INDEPENDENT AUDITORS
   KPMG LLP
   757 Third Avenue
   New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.


ANNUAL
REPORT
JUNE 30, 2002

                          A TAX-FREE INCOME INVESTMENT

[Logo of Tax-Free Trust of Arizona: eagle sitting on top of flag above the words "TAX-FREE TRUST OF ARIZONA"]

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILASM GROUP OF FUNDS

[Logo of Tax-Free Trust of Arizona: eagle sitting on top of flag above the words "TAX-FREE TRUST OF ARIZONA"]

                SERVING ARIZONA INVESTORS FOR MORE THAN 15 YEARS

                            TAX-FREE TRUST OF ARIZONA
                                  ANNUAL REPORT

                               "POSITIVE RETURNS"

                                                                 August 21, 2002

Dear Fellow Shareholder:

     Lately, it is difficult to go through even a single day without hearing some unsettling news - the stock market is down again, a new terror alert is issued, etc., etc. In fact, in most people's viewpoint, it is pretty "ugly" out there in terms of the securities markets.

     By contrast, we are pleased to provide you with some good news in the form of this latest Annual Report for Tax-Free Trust of Arizona. Your investment in the Trust continues to provide you and all other shareholders with a POSITIVE RETURN.

* Every month you receive a dividend either through a cash payment or a statement of reinvestment. This distributed return has been positive each month and is DOUBLE TAX-FREE to you and all of the Fund's shareholders. Considering all the negative returns that are a product of the securities markets these days, that's pretty good. When you equate this DOUBLE TAX-FREE return to a taxable return, using the 28% tax bracket, it would be equivalent to a 7% return on your money.

* Additionally, although the share price of the Trust can and will vary depending upon market conditions, we strive to manage your investment to keep fluctuations relatively moderate. During the latest fiscal year from July 1, 2001 to June 30, 2002, the share price actually increased from $10.49 to $10.65. This share price increase may seem to be relatively modest in nature. However, considering the world out there, it is indeed pleasant to get any INCREASE in price in addition to the POSITIVE RETURN of the dividends.

* The Trust has continued to be a source of good over this past fiscal year through the municipal bond holdings in its portfolio. The municipal bonds in the Trust have helped communities throughout the entire state of Arizona to build and renovate a variety of public purpose projects. The roads, schools, hospitals, airports, and other projects that have been financed by the Trust have benefited all shareholders, as well as the entire citizenry of the state of Arizona.

THE TRUST'S STRATEGY

     How have we been able to produce these results during a time when many other funds and organizations are struggling?

     We believe it comes down to the Trust's strategy of providing a portfolio of quality, intermediate maturity securities, and diversification.

     We have always taken the approach of having the Trust comprised of high-quality securities. In fact, the Trust's prospectus specifically limits the portfolio manager to investing in investment grade bonds or equivalent, those which are within the top four credit ratings - AAA, AA, A and BBB. In practice, 86.4% of the portfolio is invested in the top two categories - AAA AND AA. Historically, these higher quality bonds have experienced fewer problems and lesser fluctuation than those outside of our investment universe.

     We believe that having a portfolio which is intermediate in its maturity tends to moderate the fluctuation in share price for the Trust. We, therefore, strive to structure the Trust's portfolio so that some of the bonds have maturities of 1 year, while others have maturities of 20 - 25 years, but the overall average is 13.2 years. This helps us to keep the value of your investment stable. Moreover, it ensures that the capital of your investment is basically there when you need it.

     Furthermore, the investments of your Trust are geographically spread over a diverse group of projects. As of June 30, 2002, Tax-Free Trust of Arizona had approximately 275 securities in its portfolio. These were spread over the entire state and thus were not overly concentrated. This approach has two benefits. One is avoiding any adverse effect to the share value in the remote event that any particular bond had a problem. Second, it helps build and renovate the various kinds of municipal projects that help citizens throughout the state.

APPRECIATION

     Management of the Trust will continue to strive to do the kind of things that will provide you and other shareholders with the satisfaction that your investment is producing a POSITIVE RETURN for you, while providing you with a high level of confidence.

     We continue to value the support you have placed in the Trust through your investment.

                                   Sincerely,


/s/  Diana P. Herrmann                   /s/  Lacy B. Herrmann
----------------------                   ----------------------
Diana P. Herrmann                        Lacy B. Herrmann
President                                Chairman of the Board of Trustees


For certain investors, some dividends may be subject to Federal and state taxes, including the Alternative Minimum Tax (AMT). Past performance does not guarantee future stability. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Trust of Arizona for the 10-year period ended June 30, 2002 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[GRAPHIC OF A LINE CHART WITH THE FOLLOWING INFORMATION:]

      Lehman Brothers Quality Intermediate           Trust's Class A Shares
              Municipal Bond Index                      With Sales Charge             Without Sales Charge     Cost of Living Index
              --------------------                      -----------------             --------------------     --------------------
6/92                 $10,000                                 $ 9,600                         $10,000                  $10,000
6/93                 $10,961                                 $10,678                         $11,121                  $10,300
6/94                 $11,105                                 $10,714                         $11,159                  $10,556
6/95                 $11,992                                 $11,617                         $12,100                  $10,877
6/96                 $12,654                                 $12,045                         $12,545                  $11,177
6/97                 $13,524                                 $13,042                         $13,583                  $11,434
6/98                 $14,463                                 $14,043                         $14,626                  $11,626
6/99                 $14,900                                 $14,316                         $14,910                  $11,854
6/00                 $15,502                                 $14,626                         $15,233                  $12,297
6/01                 $16,872                                 $15,903                         $16,564                  $12,696
6/02                 $18,045                                 $16,891                         $17,592                  $12,832

                                    AVERAGE ANNUAL TOTAL RETURN
                                  FOR PERIODS ENDED JUNE 30, 2002
                             --------------------------------------------
                                                             SINCE
                             1 YEAR   5 YEARS   10 YEARS   INCEPTION
                             ------   -------   --------   ---------
Class A (3/13/86)
   With Sales Charge          2.05%    4.49%      5.38%      6.56%
   Without Sales Charge...    6.33     5.34       5.81       6.83

Class C (4/1/96)
   With CDSC..............    4.49     4.43        n/a       4.74
   Without CDSC...........    5.53     4.43        n/a       4.74

Class Y (4/1/96)
   No Sales Charge........    6.58     5.63        n/a       6.11
Lehman Index..............    6.95     5.94       6.08       6.58*  (Class A)
                                                             5.91** (Class C&Y)

Total return figures shown for the Trust reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes and/or the federal alternative minimum tax. Past performance is not predictive of future investment results.

* From commencement of the index on 1/1/87.
** From commencement of operations on 4/1/96.

MANAGEMENT DISCUSSION

     Each year at this time we re-read our  comments  from the  previous  year's
Annual Report. Although we would rate our year ago forecast as "pretty darn good," we had no idea of the uncertainty and turmoil the world and the financial markets would throw at us during the past twelve months.

     On the world front, all one has to say is September 11th and the resulting war on terrorism. However, as much as these events had an impact upon our thoughts, management of the portfolio of Tax-Free Trust of Arizona still centered on economic activity, Federal Reserve actions and a stock market that just wasn't supposed to drop so far so fast.

     At the end of June 2001, our economy was slowing and the Federal Reserve had just lowered rates for a sixth time, with five rate cuts to follow. The Dow Jones Industrial Average stood at 10,502. Treasury yields were 5.41% and 5.76% for 10 and 30 year maturities. Likewise, municipal yields were 4.45% and 5.30% for similar maturity levels. The corresponding numbers for June 2002 - Dow Jones Industrial Average at 9,243, Treasury yields at 4.81% and 5.51% and municipal yields at 4.00% and 5.125%.

     The Trust's results reflect the declining interest rate environment of the past fiscal year. Lower interest rates had an effect upon both the share price of the Trust as well as its income level. The Trust's share price (net asset value) increased from $10.49 to $10.65, or 1.53%. Income distributed for the twelve months equaled $0.489 per share. Total return for Class A shares as measured by Lipper Analytical Services for the twelve months was 6.33% versus 5.90% for the Lipper Arizona Municipal Universe average. The range of the share net asset value was a high of $10.75 on November 9, 2001 and a low of $10.40 on December 17, 2001 and again on March 25, 2002.

     The assets of the Trust grew substantially during the past fiscal year. Assets increased from $391.9 million to $444.2 million due to new cash inflows, dividend reinvestments and also the increase in the share value. In addition, the portfolio experienced "calls" with its municipal bond holdings in excess of $25 million face amount. Subsequent reinvestment, in new securities, by the Trust of monies derived by these "calls" was, of necessity, at the prevailing lower interest rates. As such, income distributed to shareholders dropped to below $0.50 per share for the first time in the Trust's 16 year history. The challenge we have going forward with the Trust is to improve our net income flow, despite interest rate levels at 30 year lows. This will be a difficult task, but we will do our best.

     Additional obstacles in our path are uncertainties as to municipal bond issuance. During the past twelve months, the municipal bond market was indirectly tied to the public perceptions and capabilities of corporate America. For the twelve months ending June 30, 2002, new issuance of Arizona municipal debt surprised us with a 79% increase.

     We do not believe that the coming twelve months will be as lenient in providing us with the level of new municipal bond issuance, nor do we anticipate the extent of municipal bond "calls" during this coming fiscal year.

     During much of the past fiscal year, we operated under the belief that our economy would improve, stock prices would stabilize, and interest rates would inch higher. However, economic recovery remains slow and corporate misdeeds have hindered a stock market recovery. No doubt, a similar cloud will hang over the Trust for the foreseeable future.

     Thus, our job in the coming months remains the positioning of the Trust's portfolio with its various maturities so that it can maintain a reasonably stable share value and additionally limit any further erosion of the level of current income. We plan to do this by limiting the Trust's municipal bond duration by purchasing those bonds which have a duration level of between 5.5 and 6.0 years, and at the same time maintaining the Trust's above average credit quality. Hopefully, this upcoming fiscal year will offer a little more certainty in its challenges and a little less vulnerability to outside influences.

PRIVACY NOTICE (UNAUDITED)

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of a fund of the Aquila(SM) Group of Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to your fund, such as the fund's transfer agent, distributor, investment adviser or sub-adviser and to our affiliates, as permitted or required by law, or as authorized by you. We also may disclose this information to another fund of the Aquila(SM) Group of Funds or its distributor, or to the broker-dealer that holds your fund shares, under agreements that permit them to use the information only to provide you information about your fund, other funds in the Aquila(SM) Group of Funds or new services we are offering which may be of interest to you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

[Logo of KPMG LLP: four solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Trust of Arizona:

     We have audited the accompanying statement of assets and liabilities of Tax-Free Trust of Arizona, including the statement of investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Trust of Arizona as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  KPMG LLP
-------------
New York, New York
August 9, 2002

                            TAX-FREE TRUST OF ARIZONA
                            STATEMENT OF INVESTMENTS
                                  JUNE 30, 2002

                                                                              RATING
      FACE                                                                    MOODY'S/
     AMOUNT       GENERAL OBLIGATION BONDS (29.6%)                              S&P              VALUE
---------------   --------------------------------------------------------   ----------      -------------
                  Apache Co. Unified School District No. 1
                     (St. John's)
$       500,000         4.800%, 7/01/04 ..................................     Baa3/NR       $     523,750
                  Bullhead City Parkway Improvement District
      1,055,000         6.100%, 1/01/11 ..................................     Baa2/NR           1,092,178
      1,000,000         6.100%, 1/01/12 ..................................     Baa2/NR           1,034,740
                  Chandler, Arizona
      1,500,000         5.125%, 7/01/14, MBIA Insured+ ...................     Aaa/AAA           1,546,875
                  Cochise Co. Unified School District No. 68
                     (Sierra Vista)
      1,000,000         6.000%, 7/01/06, FGIC Insured (pre-refunded) .....     Aaa/AAA           1,010,000
        925,000         5.750%, 7/01/09, FGIC Insured ....................     Aaa/AAA             967,115
                  Coconino Co. Unified School District No. 1 (Flagstaff)
      2,000,000         5.500%, 7/01/09, AMBAC Insured ...................     Aaa/AAA           2,160,000
                  Coconino & Yavapai Unified School District (Sedona)
      1,000,000         5.900%, 7/01/07 ..................................      NR/A-            1,052,920
      1,000,000         5.700%, 7/01/07, FGIC Insured (pre-refunded) .....     Aaa/AAA           1,010,000
                  Gila Co. Unified School District No. 10 (Payson)
        500,000         5.750%, 7/01/09, AMBAC Insured (pre-refunded) ....     Aaa/AAA             541,875
                  Gilbert, Arizona
      1,920,000         5.000%, 7/01/17, AMBAC Insured ...................     Aaa/AAA           1,980,000
      1,000,000         5.000%, 7/01/18, AMBAC Insured ...................     Aaa/AAA           1,023,750
                  Glendale, Arizona
      1,500,000         5.000%, 7/01/16 ..................................     Aa2/AA            1,548,750
                  Goodyear Utility District #1
      1,000,000         5.200%, 7/15/25, MBIA Insured ....................     Aaa/AAA           1,010,000
                  Graham Co. Unified School District No. 1 (Safford)
        300,000         5.000%, 7/01/10, FGIC Insured ....................     Aaa/NR              313,125
        675,000         4.700%, 7/01/11, MBIA Insured ....................     Aaa/NR              713,813
                  Graham Co. Unified School District No. 4 (Thatcher)
        400,000         5.000%, 7/01/10, FSA Insured .....................     Aaa/NR              424,500
        400,000         4.750%, 7/01/12, FSA Insured .....................     Aaa/NR              420,500
                  LaPaz Co. Unified School District No. 27 (Parker)
        800,000         6.000%, 7/01/05 ..................................     Baa2/NR             834,728
                  Maricopa Co. Elementary School District No. 1
                     (Phoenix)

$       250,000         5.800%, 7/01/10, FSA Insured .....................     Aaa/AAA       $     270,625
                  Maricopa Co. Elementary School District No. 3 (Tempe)
      1,000,000         400%, 7/01/12, FGIC Insured ......................     Aaa/AAA           1,048,730
        540,000         6.000%, 7/01/13, AMBAC Insured (pre-refunded) ....     Aaa/AAA             593,325
      1,140,000         6.000%, 7/01/13, AMBAC Insured ...................     Aaa/AAA           1,238,325
      1,025,000         5.500%, 7/01/14, FGIC Insured ....................     Aaa/AAA           1,109,563
        500,000         5.600%, 7/01/15, FGIC Insured ....................     Aaa/AAA             541,250
                  Maricopa Co. Elementary School District No. 6
                     (Washigton)
      2,500,000         5.000%, 7/01/17, FSA Insured .....................     Aaa/AAA           2,584,375
                  Maricopa Co. Elementary School District No. 38
                     (Madison)
      1,150,000         5.400%, 7/01/11, FGIC Insured (pre-refunded) .....     Aaa/AAA           1,257,813
      1,215,000         5.800%, 7/01/15, MBIA Insured (pre-refunded) .....     Aaa/AAA           1,363,837
                  Maricopa Co. Elementary School District No. 68
                     (Alhambra)
      3,000,000         5.500%, 7/01/14, FSA Insured .....................     Aaa/NR            3,330,000
                  Maricopa Co. High School District No. 210
                     (Phoenix Union)
      1,000,000         5.375%, 7/01/13, (pre-refunded) ..................     Aa3/AA            1,106,250
      1,300,000         5.500%, 7/01/17, (pre-refunded) ..................     Aa3/AA            1,444,625
                  Maricopa Co. High School District No. 213 (Tempe)
        580,000         6.000%, 7/01/12, FGIC Insured, (pre-refunded) ....     Aaa/AAA             631,475
        295,000         6.000%, 7/01/12, FGIC Insured ....................     Aaa/AAA             317,494
                  Maricopa Co. School District No. 4 (Mesa)
      2,150,000         5.400%, 7/01/09, FSA Insured (pre-refunded) ......     Aaa/AAA           2,381,125
                  Maricopa Co. School District No. 8 (Osborn)
      1,945,000         6.100%, 7/01/05 ..................................      A1/A             2,139,500
        500,000         5.875%, 7/01/14, FGIC Insured ....................     Aaa/AAA             536,875
                  Maricopa Co. Unified School District No. 9
                     (Wickenburg)
      1,030,000         5.600%, 7/01/15, AMBAC Insured (pre-refunded) ....     Aaa/AAA           1,149,737
                  Maricopa Co. Unified School District No. 11 (Peoria)

$       880,000         6.100%, 7/01/10, AMBAC Insured (pre-refunded) ....     Aaa/AAA       $     959,200
      1,120,000         6.100%, 7/01/10, AMBAC Insured ...................     Aaa/AAA           1,192,800
      2,345,000         5.250%, 7/01/13, FGIC Insured ....................     Aaa/AAA           2,515,013
        500,000         5.500%, 7/01/14, FGIC Insured ....................     Aaa/AAA             541,250
      2,000,000         4.800%, 7/01/15, FGIC Insured ....................     Aaa/AAA           2,057,500
                  Maricopa Co. Unified School District No. 41 (Gilbert)
      2,500,000         6.250%, 7/01/15, FSA Insured .....................     Aaa/AAA           2,884,375
                  Maricopa Co. Unified School District No. 48
                     (Scottsdale)
      1,150,000         5.250%, 7/01/13 ..................................     Aa2/AA            1,231,937
      1,725,000         5.125%, 7/01/14 ..................................     Aa2/AA            1,822,031
                  Maricopa Co. Unified School District No. 69
                     (Paradise Valley)
      2,400,000         5.800%, 7/01/09, AMBAC Insured ...................     Aaa/AAA           2,718,000
      1,000,000         5.300%, 7/01/11, MBIA Insured ....................     Aaa/AAA           1,102,500
                  Maricopa Co. Unified School District No. 97
                     (Deer Valley)
      3,000,000         5.000%, 7/01/13, FGIC Insured ....................     Aaa/NR            3,202,500
                  Maricopa Co. Unified School District No.
                     (Fountain Hills)
      1,000,000         5.750%, 7/01/12, AMBAC Insured (pre-refunded) ....     Aaa/AAA           1,103,750
                  Mesa, Arizona
      1,500,000         6.500%, 7/01/11, FGIC Insured (pre-refunded) .....     Aaa/AAA           1,766,250
        740,000         5.000%, 7/01/14, FGIC Insured ....................     Aaa/AAA             771,450
      1,000,000         5.000%, 7/01/17, FGIC Insured ....................     Aaa/AAA           1,025,000
      2,000,000         5.000%, 7/01/19, FGIC Insured ....................     Aaa/AAA           2,030,000
                  Mohave Co. Unified School District No. 1
                     (Lake Havasu)
      1,000,000         4.900%, 7/01/13, FGIC Insured ....................     Aaa/AAA           1,046,250
      1,000,000         4.700%, 7/01/14, FSA Insured .....................     Aaa/AAA           1,033,750
                  Navajo Co. Unified School District No. 10
                     (Show Low)
      1,000,000         5.250%, 7/01/16, FGIC Insured ....................     Aaa/NR            1,041,250
                  Navajo Co. Unified School District No. 32 (Blue Ridge)

$       915,000         5.900%, 7/01/08, FSA Insured (pre-refunded) ......     Aaa/AAA       $   1,003,069
        750,000         5.000%, 7/01/13, FSA Insured .....................     Aaa/AAA             805,313
        640,000         5.800%, 7/01/14, FGIC Insured (pre-refunded) .....     Aaa/AAA             718,400
                  Peoria, Arizona
        850,000         5.500%, 4/01/16, FGIC Insured ....................     Aaa/NR              902,063
                  Phoenix, Arizona
      1,040,000         7.500%, 7/01/03 ..................................     Aaa/AAA           1,101,682
      2,710,000         5.250%, 7/01/13, (pre-refunded) ..................     Aa1/AA+           3,004,713
      3,920,000         5.000%, 7/01/14++ ................................     Aa1/AA+           4,130,700
      1,000,000         6.250%, 7/01/16 ..................................     Aa1/AA+           1,192,500
      1,240,000         6.250%, 7/01/17 ..................................     Aa1/AA+           1,475,600
      1,000,000         5.375%, 7/01/20++ ................................     Aa1/AA+           1,042,500
      2,000,000         5.375%, 7/01/25 ..................................     Aa1/AA+           2,040,000
                  Pima Co. Unified School District No. 1 (Tucson)
      1,000,000         5.875%, 7/01/14, FGIC Insured. ...................     Aaa/AAA           1,073,750
                  Pima Co. Unified School District No. 6 (Marana)
      1,000,000         5.250%, 7/01/15, FGIC Insured ....................     NR/AAA            1,063,750
                  Pima Co. Unified School District No. 8 (Flowing Wells)
      1,090,000         5.900%, 7/01/13, (pre-refunded) ..................      A3/NR            1,224,887
                  Pima Co. Unified School District No. 10
                     (Amphitheater)
      2,000,000         5.100%, 7/01/11, FGIC Insured ....................     Aaa/AAA           2,140,000
                  Pima Co. Unified School District No. 12 (Sunnyside)
      1,000,000         5.500%, 7/01/10, MBIA Insured (pre-refunded) .....     Aaa/AAA           1,096,250
                  Pima Co. Unified School District No. 40
                     (Indian Oasis-Baboquivari)
      1,125,000         4.700%, 7/01/14, MBIA Insured ....................     Aaa/AAA           1,161,562
                  Pinewood Sanitary District
        605,000         6.500%, 7/01/09 ..................................     NR/NR*              626,677
                  Prescott, Arizona
      1,120,000         4.500%, 7/01/12, FGIC Insured ....................     Aaa/AAA           1,145,200
      1,000,000         4.500%, 7/01/13, FGIC Insured ....................     Aaa/AAA           1,017,500
                  Prescott Valley Sewer Collection Improvement District
        500,000         7.900%, 1/01/12 ..................................     NR/BBB-             521,025
                  Santa Cruz Co. Unified School District No. 1 (Nogales)
        410,000         5.800%, 7/01/13, (pre-refunded) ..................     Aaa/AAA             410,000
        590,000         5.800%, 7/01/13, (pre-refunded) ..................     Aaa/AAA             590,000
                  Scottsdale, Arizona

$     2,350,000         6.000%, 7/01/13, (pre-refunded) ..................     Aaa/AAA       $   2,696,625
      1,910,000         5.375%, 7/01/17 ..................................     Aaa/AAA           2,031,763
      1,050,000         5.750%, 7/01/18, (pre-refunded) ..................     Aaa/AAA           1,189,125
      3,140,000         5.000%, 7/01/19 ..................................     Aaa/AAA           3,198,875
      2,170,000         5.000%, 7/01/21 ..................................     Aaa/AAA           2,188,987
      2,825,000         5.500%, 7/01/22, (pre-refunded) ..................     Aaa/AAA           3,153,406
                  Show Low Improvement District #6
      1,000,000         6.000%, 1/01/18, ACA Insured .....................      NR/A             1,053,750
                  Tempe, Arizona
      1,015,000         5.400%, 7/01/11 ..................................     Aa1/AA+           1,126,650
      2,270,000         4.500%, 7/01/14 ..................................     Aa1/AA+           2,287,025
      1,045,000         4.600%, 7/01/15 ..................................     Aa1/AA+           1,058,063
      1,000,000         5.000%, 7/01/18 ..................................     Aa1/AA+           1,017,500
                  Tucson, Arizona
      2,195,000         6.100%, 7/01/12, (pre-refunded) ..................     Aaa/AAA           2,238,900
      1,760,000         5.250%, 7/01/19 ..................................     Aaa/AAA           1,810,600
      2,150,000         5.750%, 7/01/20, (pre-refunded) ..................     Aa2/AA            2,408,000
                  Yavapai Co. Unified School District No. 22
                     (Humboldt)
      1,825,000         5.600%, 7/01/14, MBIA Insured (pre-refunded) .....     Aaa/AAA           2,034,875
                                                                                             -------------
                        Total Arizona General Obligation Bonds ...........                     131,279,634
                                                                                             -------------

                  REVENUE BONDS (68.2%)
                  --------------------------------------------------------

                  AIRPORT REVENUE BONDS (3.8%)
                  --------------------------------------------------------
                  Phoenix Airport Authority Revenue Bonds
      1,795,000         6.300%, 7/01/10, AMT, MBIA Insured ...............     Aaa/AAA           1,940,844
        565,000         6.400%, 7/01/12, AMT, MBIA Insured ...............     Aaa/AAA             611,613
                  Phoenix Civic Improvement Corp Airport
                     Revenue Bonds
        600,000         5.250%, 7/01/08, AMT .............................     Aa2/AA+             647,250
      1,890,000         6.300%, 7/01/14 ..................................     Aa2/AA+           2,055,375
      3,600,000         5.000%, 7/01/17, FSA Insured ++ ..................     Aaa/AAA           3,667,500
      2,500,000         5.250%, 7/01/27, AMT, FGIC Insured + .............     Aaa/AAA           2,503,125
      2,000,000         5.250%, 7/01/32, AMT, FGIC Insured ...............     Aaa/AAA           1,995,000
                  Tucson Municipal Airport Authority
      3,500,000         5.700%, 6/01/13, MBIA Insured ....................     Aaa/AAA           3,641,820
                                                                                             -------------
                     Total Airport Revenue Bonds .........................                      17,062,527
                                                                                             -------------


                  BASIC SERVICE REVENUE BONDS (15.2%)
                  --------------------------------------------------------
                  Apache Junction Water Utility District Revenue Bonds
$       500,000         5.800%, 7/01/17, FSA Insured .....................     Aaa/AAA       $     533,750
                  Arizona School Facilities Board Revenue Bonds
      5,000,000         5.000%, 7/01/19 ..................................     Aaa/AAA           5,087,500
                  Arizona Transportation Board Revenue Bonds
      1,000,000         6.250%, 7/01/16, (pre-refunded) ..................     Aa1/AAA           1,162,500
      3,000,000         5.250%, 7/01/16 ..................................     Aa1/AAA           3,172,500
      3,665,000         5.250%, 7/01/19 ..................................     Aa1/AAA           3,852,831
      3,615,000         5.250%, 7/01/20 ..................................     Aa1/AAA           3,723,450
                  Buckeye Excise Tax Revenue Bonds
        500,000         5.900%, 8/01/20, AMBAC Insured ...................     Aaa/AAA             544,375
                  Casa Grande Excise Tax Revenue Bonds
        365,000         6.000%, 4/01/10, FGIC Insured ....................     Aaa/AAA             386,444
        440,000         5.200%, 4/01/17, MBIA Insured ....................     Aaa/AAA             455,400
                  Chandler Street & Highway User Revenue Bonds
      1,000,000         5.400%, 7/01/13, MBIA Insured + ..................     Aaa/AAA           1,055,000
      1,000,000         5.500%, 7/01/16 + ................................      A1/A+            1,047,500
                  Chandler Water & Sewer Revenue Bonds
      1,000,000         4.750%, 7/01/11, FSA Insured .....................     Aaa/AAA           1,061,250
      3,755,000         5.000%, 7/01/13 ++ ...............................     Aa3/AA            4,022,544
                  Gilbert Water & Sewer Revenue Bonds
      2,500,000         6.500%, 7/01/12, FGIC Insured ....................     Aaa/AAA           2,715,625
                  Greater Arizona Development Authority Revenue Bonds
      1,165,000         5.600%, 8/01/16, MBIA Insured ....................     Aaa/AAA           1,255,287
                  Mesa Street & Highway Revenue Bonds
      1,650,000         5.000%, 7/01/13, FSA Insured .....................     Aaa/AAA           1,732,500
                  Mesa Utility System Revenue Bonds
      3,000,000         5.375%, 7/01/14, FGIC Insured (pre-refunded) .....     Aaa/AAA           3,277,500
      2,500,000         5.125%, 7/01/18, FGIC Insured ....................     Aaa/AAA           2,568,750
                  Phoenix Civic Improvement Corp. Excise Tax
                     Revenue Bonds (Courthouse Project)
      1,000,000         5.250%, 7/01/18 ..................................     Aa2/AA+           1,040,000
      1,730,000         5.250%, 7/01/20 ..................................     Aa2/AA+           1,777,575
      1,500,000         5.250%, 7/01/24 ..................................     Aa2/AA+           1,518,750
                  Phoenix Civic Improvement Corp. Wastewater
                     Revenue Bonds

$     1,250,000         5.000%, 7/01/18 ..................................     Aa3/AA-       $   1,264,063
      1,200,000         5.125%, 7/01/21, FGIC Insured + ..................     Aaa/AAA           1,219,500
      1,500,000         5.500%, 7/01/24, FGIC Insured + ..................     Aaa/AAA           1,610,625
                  Phoenix Street & Highway User Revenue Bonds
      2,190,000         6.250%, 7/01/06 ..................................     Aa3/AA            2,233,800
        655,000         6.250%, 7/01/11 ..................................      A1/A+              670,556
      3,265,000         6.250%, 7/01/11, MBIA Insured ....................     Aaa/AAA           3,342,544
                  Scottsdale Preserve Authority Excise Tax Revenue Bonds
      1,990,000         5.625%, 7/01/18, FGIC Insured (pre-refunded) .....     Aaa/AAA           2,189,000
      1,185,000         5.250%, 7/01/18 ..................................     Aa3/AA-           1,236,844
      1,255,000         5.250%, 7/01/19 ..................................     Aa3/AA-           1,300,494
                  Sedona Sewer Revenue Bonds
      1,055,000         7.000%, 7/01/12 ..................................      NR/A             1,135,444
                  Tucson Water System Revenue Bonds
      3,220,000         5.000%, 7/01/14, FGIC Insured ....................     Aaa/AAA           3,441,375
      3,990,000         5.750%, 7/01/18, (pre-refunded) ..................      A1/A+            4,069,800
      1,700,000         5.500%, 7/01/18, FGIC Insured ....................     Aaa/AAA           1,836,000
                                                                                             -------------
                     Total Basic Service Revenue Bonds ...................                      67,541,076
                                                                                             -------------

                  HOSPITAL REVENUE BONDS (7.5%)
                  --------------------------------------------------------
                  Arizona Health Facilities (Northern Arizona
                     Healthcare System)
      1,000,000         5.250%, 10/01/16, AMBAC Insured ..................     Aaa/AAA           1,033,750
                  Arizona Health Facilities (Phoenix Children's Hospital)
        650,000         5.200%, 11/15/07 .................................      A3/NR              684,937
      1,000,000         5.375%, 2/15/18 ..................................      A3/NR              993,750
      1,500,000         6.250%, 2/15/21 ..................................      A3/NR            1,573,125
                  Arizona Health Facilities (Samaritan Health)
      2,840,000         5.625%, 12/01/15, MBIA Insured ...................     Aaa/AAA           3,145,300
                  Chandler Industrial Development Authority
                     (Ahwatukee Medical Facility)
        900,000         7.000%, 7/01/22, (pre-refunded) + ................     NR/NR*            1,073,250
                  Maricopa Co. Industrial Development Authority
                     (Mercy Health Care System-St. Joseph's Hospital)
        765,000         7.750%, 11/01/10 .................................     NR/AAA              897,919
                  Mesa Industrial Development Authority
                     (Discovery Health)

$     1,000,000         5.750%, 1/01/25, MBIA Insured ....................     Aaa/AAA       $   1,048,750
      4,500,000         5.625%, 1/01/29, MBIA Insured ....................     Aaa/AAA           4,668,750
                  Mohave Co. Industrial Development Authority
                     (Baptist Hospital)
      1,150,000         5.700%, 9/01/15, MBIA Insured (pre-refunded) .....     Aaa/AAA           1,296,625
                  Phoenix Industrial Development Authority
                     (John C. Lincoln Hospital)
      1,270,000         5.500%, 12/01/13, FSA Insured ....................     Aaa/AAA           1,365,250
                  Pima Co. Industrial Development Authority
                     (Healthpartners)
      1,000,000         5.625%, 4/01/14, MBIA Insured ....................     Aaa/AAA           1,072,500
                  Pima Co. Industrial Development Authority
                     (Tucson Medical Center)
      1,000,000         6.375%, 4/01/12, MBIA Insured ....................     Aaa/AAA           1,024,650
      1,000,000         5.000%, 4/01/15, MBIA Insured ....................     Aaa/AAA           1,017,500
                  Scottsdale Industrial Development Authority
                     (Scottsdale Healthcare System)
      2,000,000         6.500%, 9/01/03, AMBAC Insured ...................     Aaa/AAA           2,112,500
        530,000         6.500%, 9/01/06, AMBAC Insured ...................     Aaa/AAA             602,875
      2,000,000         5.500%, 9/01/12, AMBAC Insured ...................     Aaa/AAA           2,230,000
      1,770,000         6.125%, 9/01/17, AMBAC Insured ...................     Aaa/AAA           1,964,700
      3,500,000         5.800%, 12/01/31 .................................     A3/BBB+           3,526,250
                  Yavapai Co. Industrial Development Authority
                     (Yavapai Regional Medical Center)
      1,130,000        5.125%, 12/01/13, FSA Insured ....................     Aaa/AAA           1,189,325
                  Yuma Co. Industrial Development Authority (Yuma
                     Regional Medical Center)
        500,000         5.850%, 8/01/08, MBIA Insured ....................     Aaa/AAA             560,625
                                                                                             -------------
                     Total Hospital Revenue Bonds ........................                      33,082,331
                                                                                             -------------

                  LEASE REVENUE BONDS (9.5%)
                  --------------------------------------------------------
                  Arizona Municipal Finance Program No.1
      1,395,000         6.000%, 8/01/17, AMBAC Insured ...................     Aaa/AAA           1,413,288
                  Arizona Municipal Finance Program No. 20

$     1,300,000         7.700%, 8/01/10, MBIA Insured ....................     Aaa/AAA       $   1,616,875
                  Arizona Municipal Finance Program No. 34
      1,000,000         7.250%, 8/01/09, MBIA Insured ....................     Aaa/AAA           1,222,500
                  Arizona State University Certificates of Participation
                     Lease Revenue Bonds
      2,000,000         5.375%, 7/01/19, MBIA Insured ....................     Aaa/AAA           2,102,500
                  Bullhead City Municipal Property Corp. Lease
                     Revenue Bonds
        400,000         5.200%, 7/01/09, MBIA Insured ....................     Aaa/NR              429,000
                  Cave Creek Certificates of Participation Lease
                     Revenue Bonds
        365,000         5.750%, 7/01/19 ..................................     NR/BBB-             369,562
                  Fountain Hills Municipal Property Corp. Lease
                     Revenue Bonds
        650,000         5.125%, 7/01/21, FGIC Insured ....................     Aaa/NR              659,750
                  Gilbert Municipal Property Corp. Lease Revenue Bonds
      1,000,000         4.900%, 7/01/21, AMBAC Insured ...................     Aaa/AAA             997,500
                  Lake Havasu City Certificates of Participation
                     Lease Revenue Bonds
        320,000         7.000%, 6/01/05, FGIC Insured ....................     Aaa/AAA             328,189
                  Maricopa Co. Certificates of Participation Lease
                     Revenue Bonds
        525,000         6.000%, 6/01/04 ..................................     A2/BBB+             531,877
                  Maricopa Co. Stadium District Revenue Bonds
        500,000         5.250%, 6/01/12, AMBAC Insured ...................     Aaa/NR              548,750
                  Navajo Co. Municipal Property Corp Lease
                     Revenue Bonds
      1,000,000         6.250%, 7/01/20, ACA Insured .....................      NR/A             1,047,500
                  Oro Valley Municipal Property Corp. Lease
                     Revenue Bonds
      1,000,000         5.200%, 7/01/10, MBIA Insured ....................     Aaa/AAA           1,093,750
      1,150,000         5.550%, 7/01/17, MBIA Insured ....................     Aaa/AAA           1,220,437
      1,850,000         5.375%, 7/01/26, MBIA Insured ....................     Aaa/AAA           1,887,000
                  Oro Valley Water Development Fee Revenue Bonds
        500,000         6.400%, 1/01/08 ..................................     NR/NR*              501,485
                  Phoenix Civic Improvement Corp. Excise Tax
                     Revenue Bonds

$     2,320,000         5.750%, 7/01/14, FGIC Insured ....................     Aaa/AAA       $   2,578,100
      1,000,000         5.000%, 7/01/20, FGIC Insured ....................     Aaa/AAA           1,011,250
                  Phoenix Civic Plaza Building Revenue Bonds
      1,500,000         6.000%, 7/01/14 ..................................     Aa2/AA+           1,636,875
                  Phoenix Industrial Development Authority Capital
                     Mall Project)
      2,130,000         5.250%, 9/15/17, AMBAC Insured + .................     Aaa/AAA           2,228,513
      2,000,000         5.375%, 9/15/22,AMBAC Insured + ..................     Aaa/AAA           2,055,000
                  Pinal Co. Certificates of Participation Lease
                     Revenue Bonds
      2,000,000         5.125%, 6/01/21,AMBAC Insured ....................     Aaa/AAA           2,035,000
                  Scottsdale Municipal Property Corp. Lease
                     Revenue Bonds
      2,200,000         6.250%, 11/01/10, FGIC Insured (pre-refunded) ....     Aaa/AAA           2,236,036
      2,620,000         6.250%, 11/01/14, FGIC Insured (pre-refunded) ....     Aaa/AAA           2,662,916
                  Sierra Vista Municipal Property Corp. Lease
                     Revenue Bonds
      1,265,000         5.000%, 1/01/18, AMBAC Insured ...................     Aaa/AAA           1,288,719
      1,225,000         5.000%, 1/01/18, AMBAC Insured ...................     Aaa/AAA           1,247,969
        700,000         5.125%, 1/01/21, AMBAC Insured                         Aaa/AAA             708,750
                  Surprise Municipal Property Corp. Lease
                     Revenue Bonds
      2,500,000         5.700%, 7/01/20, AMBAC Insured ...................     Aaa/AAA           2,656,250
                  Tucson Business Development Finance Corp.
      1,585,000         6.250%, 7/01/12, FGIC Insured ....................     Aaa/AAA           1,616,700
                  University of Arizona Certificates of Participation
                     Lease Revenue Bonds
      1,000,000         5.650%, 9/01/09, FSA Insured .....................     Aaa/AAA           1,083,750
        310,000         5.750%, 6/01/19, AMBAC Insured                         Aaa/AAA             330,537
        500,000         5.125%, 6/01/22, AMBAC Insured ...................     Aaa/AAA             506,250
        500,000         5.125%, 6/01/22, AMBAC Insured ...................     Aaa/AAA             506,250
                                                                                             -------------
                     Total Lease Revenue Bonds ...........................                      42,358,828
                                                                                             -------------

                  MORTGAGE REVENUE BONDS (6.2%)
                  --------------------------------------------------------
                  Arizona Capital Facilities Finance Corp. Arizona
                     State Student Housing

$     1,000,000         6.125%, 9/01/20 ..................................     Baa3/NR       $   1,028,750
                  Maricopa Co. Industrial Development Authority
                     Horizon Community Learning Center
      1,500,000         6.375%, 6/01/30, ACA Insured .....................       A/A             1,573,125
                  Maricopa Co. Industrial Development Authority
                     Multi Family Mortgage Revenue Bonds
                     (Advantage Point Project)
      1,000,000         6.500%, 7/01/16 ..................................     NR/AAA            1,131,250
                  Maricopa Co. Industrial Development Authority
                     Multi Family Mortgage Revenue Bonds
                     (National Health Project)
      1,300,000         5.500%, 1/01/18, FSA Insured .....................     Aaa/AAA           1,360,125
                  Maricopa Co. Industrial Development Authority Multi
                     Family Mortgage Revenue Bonds (Pine Ridge)
      1,000,000         6.000%, 10/20/31 .................................     NR/AAA            1,066,250
                  Maricopa Co. Industrial Development Authority Multi
                     Family Mortgage Revenue Bonds (Pines at
                     Camelback Project
        450,000         5.400%, 5/01/18 ..................................      NR/AA              458,437
                  Maricopa Co. Industrial Development Authority Multi
                     Family Mortgage Revenue Bonds (Syl Mar Project)
      1,125,000         5.650%, 4/20/21, AMT .............................     Aaa/NR            1,144,687
                  Maricopa Co. Industrial Development Authority
                     Single Family Mortgage Revenue
        355,000         6.625%, 7/01/21 ..................................     Aaa/NR              378,075
                  Mohave Co. Industrial Development Authority
                     (Chris Ridge Village)
      1,040,000         6.250%, 11/01/16 .................................     NR/AAA            1,108,900
                  Peoria Industrial Development Authority (Casa Del Rio)
      2,500,000         7.300%, 2/20/28 ..................................     NR/AAA            2,665,625
                  Phoenix Industrial Development Authority Single
                     Family Mortgage Revenue

$       675,000         6.300%, 12/01/12, AMT ............................     NR/AAA        $     709,594
        485,000         5.875%, 6/01/16 ..................................     NR/AAA              504,400
      2,450,000         5.300%, 4/01/20, AMT .............................     NR/AAA            2,456,125
        920,000         5.350%, 6/01/20, AMT .............................     NR/AAA              922,300
      1,630,000         7.350%, 6/01/31, AMT, MBIA Insured ...............     Aaa/AAA           1,803,187
                  Pima Co. Industrial Development Authority Single
                     Family Mortgage Revenue
        105,000         7.625%, 2/01/12 ..................................      A2/NR              105,610
        585,000         6.500%, 2/01/17 ..................................      A2/NR              597,431
        670,000         6.750%, 11/01/27, AMT ............................     NR/AAA              694,287
      1,145,000         7.100%, 11/01/29, AMT ............................     NR/AAA            1,236,600
        720,000         6.100%, 5/01/31, AMT .............................     NR/AAA              745,200
                  Scottsdale Industrial Development Authority
                     (Westminster Village)
      1,185,000         7.700%, 6/01/06 ..................................     NR/NR*            1,236,844
                  Tempe Industrial Development Authority
                     (Friendship Village)
      1,500,000         6.500%, 12/01/08 .................................     NR/NR*            1,490,625
                  Yuma Industrial Development Authority Multi Family
                     Mortgage Revenue Bonds (Rio Santa Fe)
      3,000,000         6.100%, 9/20/34, AMT .............................     NR/AAA            3,221,250
                                                                                             -------------
                     Total Mortgage Revenue Bonds ........................                      27,638,677
                                                                                             -------------

                  POLLUTION CONTROL REVENUE BONDS (3.3%)
                  --------------------------------------------------------
                  Casa Grande Industrial Development Authority
                     (Frito Lay) Revenue Bonds
        250,000         6.650%, 12/01/14 .................................      A1/NR              259,897
                  Greenlee Co. Pollution Control (Phelps Dodge)
                     Revenue Bonds
      5,900,000         5.450%, 6/01/09 ..................................    Baa3/BBB-          5,605,000
                  Mohave Co. Industrial Development Authority
                     (North Star Steel) Revenue Bonds
      4,150,000         5.500%, 12/01/20, AMT ............................      NR/A-            4,082,563
                  Navajo Co. Pollution Control Revenue Bonds
                     (Arizona Public Service)

$     3,280,000         5.875%, 8/15/28, MBIA Insured ....................     Aaa/AAA       $   3,448,100
      1,250,000         5.875%, 8/15/28, MBIA Insured ....................     Aaa/AAA           1,314,063
                                                                                             -------------
                     Total Pollution Control Revenue Bonds ...............                      14,709,623
                                                                                             -------------

                  UNIVERSITY REVENUE BONDS (6.5%)
                  --------------------------------------------------------
                  Arizona Board of Regents-Arizona State University
                     System Revenue Bonds
      1,285,000         5.500%, 7/01/14, FGIC Insured ....................     Aaa/AAA           1,415,106
      4,000,000         5.250%, 7/01/15, FSA Insured .....................     Aaa/AAA           4,295,000
        735,000         5.850%, 7/01/18, FGIC Insured ....................     Aaa/AAA             794,719
                  Arizona Board of Regents-Northern Arizona
                     University System Revenue Bonds
      3,000,000         5.200%, 6/01/13, FGIC Insured ....................     Aaa/AAA           3,161,250
                  Arizona Board of Regents-University of Arizona
                     System Revenue Bonds
      1,000,000         6.000%, 6/01/09 ..................................      A1/AA            1,136,250
      1,000,000         5.250%, 6/01/14, FSA Insured .....................     Aaa/AAA           1,048,750
      1,000,000         5.500%, 6/01/16, FGIC Insured ....................     Aaa/AAA           1,067,500
        750,000         5.800%, 6/01/24, FGIC Insured ....................     Aaa/AAA             784,687
                  Arizona Educational Loan Mktg. Corp
        450,000         7.000%, 3/01/05, AMT .............................     Aa2/NR              456,772
        500,000         6.625%, 9/01/05, AMT .............................     Aa2/NR              507,315
      1,720,000         5.700%, 12/01/08, AMT ............................     Aa2/NR            1,782,350
                  Arizona Student Loan Revenue
        500,000         6.600%, 5/01/10, AMT .............................     Aa1/NR              528,125
      1,000,000         5.875%, 5/01/18, AMT .............................     Aaa/NR            1,042,500
      1,000,000         5.900%, 5/01/19, AMT .............................     Aaa/NR            1,040,000
      1,000,000         6.150%, 5/01/29, AMT .............................      A2/NR            1,036,250
                  Glendale Industrial Development Authority
                     (American Graduate School)
      2,100,000         5.625%, 7/01/20, AMBAC Insured ...................     NR/AAA            2,173,500
                  Glendale Industrial Development Authority
                     (Midwestern University)
      2,250,000         5.375%, 5/15/28 ..................................     NR/BBB+           2,207,812
      1,000,000         5.875%, 5/15/31 ..................................     NR/BBB+           1,010,000
                  Mohave Co. Community College District
                     Revenue Bonds


$       470,000         4.850%, 3/01/15, AMBAC Insured ...................     Aaa/AAA       $     483,513
                  Pinal Co. Community College District Revenue Bonds
      1,055,000         5.100%, 7/01/14, AMBAC Insured ...................     Aaa/NR            1,105,113
                  Yavapai Co. Community College District
                     Revenue Bonds
      1,070,000         5.400%, 7/01/10, FGIC Insured ....................     Aaa/AAA           1,114,287
        500,000         6.000%, 7/01/12 ..................................     NR/BBB+             510,430
                                                                                             -------------
                     Total University Revenue Bonds ......................                      28,701,229
                                                                                             -------------

                  UTILITY REVENUE BONDS (16.2%)
                  --------------------------------------------------------
                  Arizona Power Authority (Hoover Dam Project)
                     Revenue Bonds
      2,720,000         5.300%, 10/01/06, MBIA Insured (pre-refunded) ....     Aaa/AAA           2,883,200
      6,000,000         5.375%, 10/01/13, MBIA Insured pre-refunded) .....     Aaa/AAA           6,367,500
      1,500,000         5.250%, 10/01/15 .................................     Aa2/AA            1,621,875
      4,905,000         5.250%, 10/01/16 .................................     Aa2/AA            5,297,400
      2,425,000         5.250%, 10/01/17, MBIA Insured (pre-refunded) ....     Aaa/AAA           2,567,469
      1,220,000         5.250%, 10/01/17 .................................     Aa2/AA            1,313,025
                  Arizona Wastewater Management Authority
                     Revenue Bonds
      1,940,000         5.600%, 7/01/12, AMBAC Insured ...................     Aaa/AAA           2,092,775
      1,240,000         5.625%, 7/01/15, AMBAC Insured (pre-refunded) ....     Aaa/AAA           1,395,000
                  Arizona Water Infrastructure Finance Authority
                     Revenue Bonds
      1,465,000         5.750%, 10/01/11 .................................     Aaa/NR            1,644,462
      2,500,000         5.375%, 10/01/16 .................................     Aaa/NR            2,681,250
      1,660,000         5.000%, 7/01/17, MBIA Insured ....................     Aaa/AAA           1,695,275
      2,000,000         5.500%, 10/01/17 .................................     Aaa/NR            2,142,500
                  Central Arizona Water Conservation District
                     Revenue Bonds
      1,500,000         5.500%, 11/01/09 .................................     A1/AA-            1,666,875
      1,000,000         5.500%, 11/01/10 .................................     A1/AA-            1,110,000
                  Maricopa Co. Industrial Development Authority
                     (Citizens Utility)
      3,000,000         6.200%, 5/01/30 ..................................     NR/BBB            2,745,000
                  Mohave Co. Industrial Development Authority
                     (Citizens Utility)

$     1,700,000         4.750%, 8/01/20 ..................................     NR/BBB        $   1,636,250
                  Pima Co. Industrial Development Authority (Tucson
                     Electric), Revenue Bonds
      1,950,000         7.250%, 7/15/10, FSA Insured .....................     Aaa/AAA           2,017,704
                  Salt River Project Agricultural Improvement and
                     Power Revenue Bonds
      2,000,000         5.500%, 1/01/10 ..................................     Aa2/AA            2,215,000
      4,075,000         5.000%, 1/01/10 + ................................     Aa2/AA            4,380,625
        465,000         6.200%, 1/01/12 ..................................     Aa2/AA              476,109
      5,000,000         5.000%, 1/01/12 ++ ...............................     Aa2/AA            5,362,500
      2,000,000         5.250%, 1/01/13 ..................................     Aa2/AA            2,170,000
      1,000,000         5.000%, 1/01/13 + ................................     Aa2/AA            1,026,250
      1,000,000         5.250%, 1/01/15 ..................................     Aa2/AA            1,073,750
        225,000         6.000%, 1/01/16 ..................................     Aa2/AA              230,364
        470,000         6.250%, 1/01/19 ..................................     Aa2/AA              481,252
        145,000         5.750%, 1/01/19 ..................................     Aa2/AA              145,477
      5,000,000         5.250%, 1/01/19 ++ ...............................     Aa2/AA            5,206,250
      5,000,000         5.000%, 1/01/20 + ................................     Aa2/AA            5,031,250
        670,000         6.250%, 1/01/27 + ................................     Aa2/AA              686,073
        150,000         5.500%, 1/01/28 ..................................     Aa2/AA              150,381
      2,600,000         5.000%, 1/01/31 ..................................     Aa2/AA            2,544,750
                                                                                             -------------
                     Total Utility Revenue Bonds .........................                      72,057,591
                                                                                             -------------
                       Total Arizona Revenue Bonds .......................                     303,151,882
                                                                                             -------------

                  ZERO COUPON BONDS (2.1%)
                  --------------------------------------------------------
                  Maricopa Co. Industrial Development Authority
                     Single Family Mortgage Revenue Bonds
      2,485,000         12/31/14 .........................................     Aaa/AAA           1,400,919
      2,000,000         2/01/16 ..........................................     Aaa/AAA           1,050,000
      3,290,000         12/31/16 .........................................     Aaa/AAA           1,653,225
                  Phoenix Industrial Development Authority Single
                     Family Mortgage Revenue
      1,770,000         12/01/14 .........................................     Aaa/AAA           1,002,263
                  Phoenix Street & Highway Revenue Bonds
      2,550,000         7/01/13, FGIC Insured ............................     Aaa/AAA           1,555,500
                  Tucson & Pima Co. Single Family Mortgage
                     Revenue Bonds

$     4,760,000         12/01/14 .........................................     Aaa/AAA       $   2,695,350
                                                                                             -------------
                        Total Zero Coupon Bonds ..........................                       9,357,257
                                                                                             -------------

                  U.S TERRITORIAL BONDS (2.3%)
                  --------------------------------------------------------
                  Puerto Rico General Obligation Bonds
      1,000,000         zero coupon, 7/01/14 .............................     Baa1/A-             583,750
      1,500,000         5.125%, 7/01/23, FSA Insured .....................     Aaa/AAA           1,516,875
      1,000,000         5.375%, 7/01/25 ..................................     Baa1/A-           1,007,500
      5,000,000         5.400%, 7/01/25 ..................................     Baa1/A-           5,056,250
                  Puerto Rico Highway & Transportation
                     Revenue Bonds
      2,000,000         5.500%, 7/01/19, FSA Insured .....................     Aaa/AAA           2,210,000
                                                                                             -------------
                        Total U.S. Territorial Bonds .....................                      10,374,375
                                                                                             -------------

                  Total Investments (cost $433,344,230**) .....  102.2%                        454,163,148
                  Other assets less of liabilities ............   (2.2)                         (9,985,056)
                                                                 ------                      -------------
                  Net Assets ..................................  100.0%                      $ 444,178,092
                                                                 ======                      =============

                  *     Any security not rated has been determined by the
                        Investment Sub-Adviser to have sufficient quality to be
                        ranked in the top four credit ratings if a credit rating
                        was to be assigned by a rating service.
                  **    See notes 2f and 4.
                  +     These securities are pledged as collateral for the
                        Trust's when-issued commitments.
                  ++    Security traded on a "when-issued" basis.

                                PORTFOLIO ABBREVIATIONS:
                                ------------------------

                     ACA     - ACA Financial Guaranty Corp.
                     AMBAC   - American Municipal Bond Assurance Corp.
                     AMT     - Alternative Minimum Tax
                     FGIC    - Financial Guaranty Insurance Co.
                     FSA     - Financial Security Assurance Co.
                     MBIA    - Municipal Bond Investors Assurance Corp.

                 See accompanying notes to financial statements.

                            TAX-FREE TRUST OF ARIZONA
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2002

ASSETS
   Investments at value (cost $433,344,230) ...............................   $ 454,163,148
   Cash ...................................................................         114,210
   Interest receivable ....................................................       8,564,031
   Receivable for investment securities sold ..............................       4,717,673
   Receivable for Trust shares sold .......................................       1,316,480
   Other assets ...........................................................          19,143
                                                                              -------------
   Total assets ...........................................................     468,894,685
                                                                              -------------

LIABILITIES
   Payable for investment securities purchased ............................      23,711,395
   Dividends payable ......................................................         369,469
   Payable for Trust shares redeemed ......................................         285,188
   Distribution fees payable ..............................................         162,325
   Management fee payable .................................................         144,546
   Accrued expenses .......................................................          43,670
                                                                              -------------
   Total liabilities ......................................................      24,716,593
                                                                              -------------
NET ASSETS ................................................................   $ 444,178,092
                                                                              =============

   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares,
      par value $.01 per share ............................................   $     416,885
   Additional paid-in capital .............................................     424,996,373
   Net unrealized appreciation on investments (note 4) ....................      20,818,918
   Accumulated net realized loss on investments ...........................      (1,934,261)
   Distributions in excess of net investment income .......................        (119,823)
                                                                              -------------
                                                                              $ 444,178,092
                                                                              =============
CLASS A
   Net Assets .............................................................   $ 434,666,598
                                                                              =============
   Capital shares outstanding .............................................      40,796,398
                                                                              =============
   Net asset value and redemption price per share .........................   $       10.65
                                                                              =============
   Offering price per share (100/96 of $10.65 adjusted to nearest cent) ...   $       11.09
                                                                              =============
CLASS C
   Net Assets .............................................................   $   7,426,726
                                                                              =============
   Capital shares outstanding .............................................         696,927
                                                                              =============
   Net asset value and offering price per share ...........................   $       10.66
                                                                              =============
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower,
      if redeemed during the first 12 months after purchase) ..............   $       10.66*
                                                                              =============
CLASS Y
   Net Assets .............................................................   $   2,084,768
                                                                              =============
   Capital shares outstanding .............................................         195,175
                                                                              =============
   Net asset value, offering and redemption price per share ...............   $       10.68
                                                                              =============

                 See accompanying notes to financial statements.

                            TAX-FREE TRUST OF ARIZONA
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
     Interest income .........................................                     $ 21,807,507
Expenses:
     Management fee (note 3) .................................   $  1,664,316
     Distribution and service fees (note 3) ..................        666,334
     Transfer and shareholder servicing agent fees ...........        182,261
     Trustees' fees and expenses .............................         98,599
     Legal fees ..............................................         73,211
     Shareholders' reports and proxy statements ..............         56,905
     Registration fees and dues ..............................         42,384
     Audit and accounting fees ...............................         31,636
     Custodian fees ..........................................         34,525
     Miscellaneous ...........................................         76,901
                                                                 ------------
     Total expenses ..........................................      2,927,072

     Expenses paid indirectly (note 7) .......................        (55,101)
                                                                 ------------
     Net expenses ............................................                        2,871,971
                                                                                   ------------
     Net investment income ...................................                       18,935,536

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) from securities transactions ...      1,918,966
     Change in unrealized appreciation on investments ........      4,878,179
                                                                 ------------
     Net realized and unrealized gain (loss) on investments ..                        6,797,145
                                                                                   ------------
     Net change in net assets resulting from operations ......                     $ 25,732,681
                                                                                   ============

                 See accompanying notes to financial statements.

                            TAX-FREE TRUST OF ARIZONA
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED       YEAR ENDED
                                                                JUNE 30, 2002    JUNE 30, 2001
                                                                -------------    -------------
OPERATIONS:
   Net investment income ....................................   $  18,935,536    $  17,940,682
   Net realized gain (loss) from securities transactions ....       1,918,966          719,373
   Change in unrealized appreciation on investments .........       4,878,179       10,801,400
                                                                -------------    -------------
      Change in net assets resulting from operations ........      25,732,681       29,461,455
                                                                -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
   Class A Shares:
   Net investment income ....................................     (18,910,718)     (18,026,667)
   Class C Shares:
   Net investment income ....................................        (199,931)        (140,862)
   Class Y Shares:
   Net investment income ....................................         (97,386)         (86,036)
                                                                -------------    -------------
      Change in net assets from distributions ...............     (19,208,035)     (18,253,565)
                                                                -------------    -------------
CAPITAL SHARE TRANSACTIONS (NOTE 8):
   Proceeds from shares sold ................................      76,130,467       46,464,938
   Reinvested dividends and distributions ...................      10,382,519        9,685,381
   Cost of shares redeemed ..................................     (40,738,049)     (38,291,254)
                                                                -------------    -------------
      Change in net assets from capital share transactions ..      45,774,937       17,859,065
                                                                -------------    -------------
      Change in net assets ..................................      52,299,583       29,066,955

NET ASSETS:
   Beginning of period ......................................     391,878,509      362,811,554
                                                                -------------    -------------
   End of period ............................................   $ 444,178,092    $ 391,878,509
                                                                =============    =============

                 See accompanying notes to financial statements.

                            TAX-FREE TRUST OF ARIZONA
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Tax-Free Trust of Arizona (the "Trust"), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business trust and commenced operations on March 13, 1986. The Trust is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Trust began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997, the Trust established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At June 30, 2002, there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) NEW ACCOUNTING PRONOUNCEMENT: In November 2000, the AICPA issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, which is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Trust to amortize premium and all discounts on all fixed-income securities. The Trust elected to adopt this requirement effective July 1, 2001. This change does not affect the Trust's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ending June 30, 2002, interest income decreased by $96,131 and the change in net unrealized appreciation of investments increased by $96,131. In addition, the Trust recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $345,777 to reflect the cumulative effect of this change up to the date of adoption. For the year ended June 30, 2002, the new accounting pronouncement did not have a material impact on the financial highlights of the Trust.

3. FEES AND RELATED PARTY TRANSACTIONS

a)    MANAGEMENT ARRANGEMENTS:

     Aquila  Management  Corporation  (the  "Manager"),  the Trust's founder and
sponsor,   serves  as  the  Manager   for  the  Trust  under  an  Advisory   and

Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Trust and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40 of 1% on the Trust's net assets.

     Banc One Investment Advisors Corporation (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, maintains the Trust's accounting books and records, and provides for daily pricing of the Trust's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% on the Trust's net assets.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. ("the Distributor") including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust's shares or servicing of shareholder accounts. The Trust makes payment of this service fee at the annual rate of 0.15% of the Trust's average net assets represented by Class A Shares. For the year ended June 30, 2002, service fees on Class A Shares amounted to $613,066, of which the Distributor received $29,746.

     Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust's Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust's net assets represented by Class C Shares and for the year ended June 30, 2002 amounted to $39,951. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust's net assets represented by Class C Shares and for the year ended June 30, 2002, amounted to $13,317. The total of these payments with respect to Class C Shares amounted to $53,268, of which the Distributor received $17,520.

     Specific details about the Plans are more fully defined in the Trust's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Trust's shares are sold primarily through the facilities of these dealers having offices within Arizona, with the bulk of sales commissions inuring to such dealers. For the year ended June 30, 2002, total commissions on sales of Class A Shares amounted to $2,024,625, of which the Distributor received $341,216.

c) OTHER RELATED PARTY TRANSACTIONS

     For the year ended June 30, 2002 the Trust accrued legal fees of $73,211 of which $71,301 were allocable to Hollyer Brady Smith & Hines LLP, counsel to the Trust for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Trust is a Partner of Hollyer Brady Smith & Hines LLP.

4. PURCHASES AND SALES OF SECURITIES

     During the year ended June 30, 2002,  purchases of securities  and proceeds
from  the  sales  of  securities   aggregated   $151,545,337   and  $97,437,842,
respectively.

     At June 30, 2002, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $433,096,308 amounted to $21,342,363 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $275,523 for a net unrealized appreciation of $21,066,840.

     At June 30, 2002, the Trust has a capital loss carryover of $1,932,536, of which $383,059 expires on June 30, 2008 and $1,549,477 which expires on June 30, 2009. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss is used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

5. PORTFOLIO ORIENTATION

     Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers' ability to meet their obligations. The Trust is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Arizona income taxes. The general policy of the Trust is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At June 30, 2002, the Trust had 2.3% of its net assets invested in five such municipal issues.

6. DISTRIBUTIONS

     The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust's net investment income, and/or net realized securities gains. In this regard, the Trust credited distributions in excess of net investment income in the amount of $113,691 and debited additional paid in capital in the amount of $113,691 at June 30, 2002 to reflect taxable distributions made by the Trust during its fiscal year ended June 30, 2002. This adjustment had no impact on the Trust's aggregate net assets at June 30, 2002. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

     The tax character of distributions paid by the Trust during its fiscal years ended June 30, 2002 and 2001 is as follows:

Distributions paid from

                                                        Year Ended June 30,
                                                     2002                2001
                                                 -----------         -----------
      Net tax-exempt income ..................   $18,976,972         $17,893,996
      Ordinary Income ........................       231,063             359,569
                                                 -----------         -----------
                                                 $19,208,035         $18,253,565
                                                 -----------         -----------

7. EXPENSES

     The Trust has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

8. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Trust were as follows:

                                                                         Year Ended                          Year Ended
                                                                       JUNE 30, 2002                        JUNE 30, 2001
                                                               ------------------------------        ------------------------------
                                                                 SHARES              AMOUNT            SHARES              AMOUNT
                                                                 ------              ------            ------              ------
CLASS A SHARES:
   Proceeds from shares sold ...........................        6,820,688        $ 72,123,870         4,272,658        $ 44,555,878
   Reinvested distributions ............................          967,612          10,236,512           917,463           9,544,514
   Cost of shares redeemed .............................       (3,788,595)        (40,030,905)       (3,598,948)        (37,385,248)
                                                               ----------        ------------        ----------        ------------
      Net change .......................................        3,999,705          42,329,477         1,591,173          16,715,144
                                                               ----------        ------------        ----------        ------------
CLASS C SHARES:
   Proceeds from shares sold ...........................          308,665           3,261,839           144,254           1,503,493
   Reinvested distributions ............................           12,376             130,948            10,136             105,503
   Cost of shares redeemed .............................          (31,052)           (329,494)          (34,391)           (357,589)
                                                               ----------        ------------        ----------        ------------
   Net change ..........................................          289,989           3,063,293           119,999           1,251,407
                                                                                 ------------        ----------        ------------
CLASS Y SHARES:
   Proceeds from shares sold ...........................           69,878             744,758            38,369             405,567
   Reinvested distributions ............................            1,419              15,059             3,414              35,364
   Cost of shares redeemed .............................          (35,786)           (377,650)          (52,523)           (548,417)
                                                               ----------        ------------        ----------        ------------
   Net change ..........................................           35,511             382,167           (10,740)           (107,486)
                                                               ----------        ------------        ----------        ------------
Total transactions in Trust
   shares ..............................................        4,325,205        $ 45,774,937         1,700,432        $ 17,859,065
                                                               ==========        ============        ==========        ============

9. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were eight Trustees, two of whom are affiliated with the Manager and are not paid any trustee fees. Trustees' fees paid during the year were at the annual rate of $8,200 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Trust, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Trust also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended June 30, 2002, such reimbursements averaged approximately $5,600 per Trustee.

10. SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

                            TAX-FREE TRUST OF ARIZONA
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                         Class A
                                                               ------------------------------------------------------------
                                                                                   Year Ended June 30,
                                                               ------------------------------------------------------------
                                                                  2002        2001         2000         1999         1998
                                                               --------     --------     --------     --------     --------
Net asset value, beginning of period .......................    $10.49       $10.17       $10.51       $10.86       $10.58
                                                               --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income + .................................     0.48         0.50         0.51         0.51         0.52
   Net gain (loss) on securities (both realized
      and unrealized) ......................................     0.17         0.33        (0.30)       (0.26)        0.29
                                                               --------     --------     --------     --------     --------
   Total from investment operations ........................     0.65         0.83         0.21         0.25         0.81
                                                               --------     --------     --------     --------     --------
Less distributions (note 6):
   Dividends from net investment income ....................    (0.49)       (0.51)       (0.51)       (0.52)       (0.53)
   Distributions from capital gains ........................      --           --         (0.04)       (0.08)         --
                                                               --------     --------     --------     --------     --------
   Total distributions .....................................    (0.49)       (0.51)       (0.55)       (0.60)       (0.53)
                                                               --------     --------     --------     --------     --------
Net asset value, end of period .............................    $10.65       $10.49       $10.17       $10.51       $10.86
                                                               ========     ========     ========     ========     ========
Total return (not reflecting sales charge) .................     6.33%        8.31%        2.19%        2.23%        7.83%

Ratios/supplemental data
   Net assets, end of period (in thousands) ................   $434,667     $385,931     $358,154     $391,586     $393,887
   Ratio of expenses to average net assets .................     0.69%        0.71%        0.70%        0.71%        0.73%
   Ratio of net investment income to average net assets ....     4.57%        4.78%        4.96%        4.66%        4.81%
   Portfolio turnover rate .................................    23.47%       16.92%       21.35%       16.66%       19.68%

The expense ratios after giving effect to the expense offset for univested cash balances were:

   Ratio of expenses to average net assets .................     0.68%        0.68%        0.69%        0.70%        0.72%

----------
+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.

                            TAX-FREE TRUST OF ARIZONA
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          Class C
                                                       ---------------------------------------------
                                                                     Year Ended June 30,
                                                       ---------------------------------------------
                                                        2002      2001      2000      1999     1998
                                                       ------    ------    ------    ------   ------
Net asset value, beginning of period ................  $10.49    $10.18    $10.52    $10.88   $10.60
                                                       ------    ------    ------    ------   ------
Income from investment operations
    Net investment income + .........................   0.39      0.41      0.41      0.42     0.43
    Net gain (loss) on securities (both realized
         and unrealized) ............................   0.18      0.32     (0.28)    (0.28)    0.29
                                                       ------    ------    ------    ------   ------
    Total from investment operations ................   0.57      0.73      0.13      0.14     0.72
                                                       ------    ------    ------    ------   ------
Less distributions (note 6):
    Dividends from net investment income ............  (0.40)    (0.42)    (0.43)    (0.42)   (0.44)
    Distributions from capital gains ................    --        --      (0.04)    (0.08)      --
                                                       ------    ------    ------    ------   ------
    Total distributions .............................  (0.40)    (0.42)    (0.47)    (0.50)   (0.44)
                                                       ------    ------    ------    ------   ------
Net asset value, end of period ......................  $10.66    $10.49    $10.18    $10.52   $10.88
                                                       ======    ======    ======    ======   ======
Total return (not reflecting sales charge) ..........   5.53%     7.29%     1.33%     1.26%    6.90%

Ratios/supplemental data
    Net assets, end of period (in thousands) ........  $7,427    $4,269    $2,920    $1,343   $  797
    Ratio of expenses to average net assets .........   1.54%     1.55%     1.54%     1.56%    1.57%
    Ratio of net investment income to average
         net assets .................................   3.69%     3.92%     4.09%     3.79%    3.89%
    Portfolio turnover rate .........................   23.47%    16.92%    21.35%     6.66%   19.68%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets .........   1.53%     1.53%     1.53%     1.55%    1.56%

                                                                              Class Y
                                                          ----------------------------------------------
                                                                        Year Ended June 30,
                                                          ----------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                          ------    ------    ------    ------    ------
Net asset value, beginning of period ................     $10.51    $10.20    $10.53    $10.89    $10.59
                                                          ------    ------    ------    ------    ------
Income from investment operations
    Net investment income + .........................      0.50      0.52      0.52      0.51      0.58
    Net gain (loss) on securities (both realized
         and unrealized) ............................      0.18      0.32     (0.28)    (0.26)     0.31
                                                          ------    ------    ------    ------    ------
    Total from investment operations ................      0.68      0.84      0.24      0.25      0.89
                                                          ------    ------    ------    ------    ------
Less distributions (note 6):
    Dividends from net investment income ............     (0.51)    (0.53)    (0.53)    (0.53)    (0.59)
    Distributions from capital gains ................       --        --      (0.04)    (0.08)      --
                                                          ------    ------    ------    ------    ------
    Total distributions .............................     (0.51)    (0.53)    (0.57)    (0.61)    (0.59)
                                                          ------    ------    ------    ------    ------
Net asset value, end of period ......................     $10.68    $10.51    $10.20    $10.53    $10.89
                                                          ======    ======    ======    ======    ======
Total return (not reflecting sales charge) ..........      6.58%     8.35%     2.45%     2.28%     8.63%

Ratios/supplemental data
    Net assets, end of period (in thousands) ........     $2,085    $1,679    $1,738    $2,450    $   57
    Ratio of expenses to average net assets .........      0.54%     0.56%     0.55%     0.56%     0.58%
    Ratio of net investment income to average
         net assets .................................      4.71%     4.94%     5.10%     4.87%     4.96%
    Portfolio turnover rate .........................      23.47%    16.92%    21.35%    16.66%    19.68%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets .........      0.53%     0.54%     0.54%     0.55%     0.57%

+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS
------------

                                                                                           NUMBER OF
                     POSITIONS                                                             PORTFOLIOS
                     HELD WITH                                                             IN FUND
NAME,                FUND AND         PRINCIPAL                                            COMPLEX       OTHER
ADDRESS(2)           LENGTH OF        OCCUPATION(S)                                        OVERSEEN      DIRECTORSHIPS
AND DATE OF BIRTH    SERVICE(3)       DURING PAST 5 YEARS                                  BY TRUSTEE    HELD BY TRUSTEE
-----------------    ----------       -------------------                                  ----------    ---------------
INTERESTED TRUSTEES(4)

Lacy B. Herrmann     Chairman of      Founder and Chairman of the Board, Aquila            14            Director or trustee, OCC
New York, NY         the Board of     Management Corporation, the sponsoring                             Cash Reserves, Inc., OCC
(05/12/29)           Trustees since   organization and Manager or Administrator                          Accumulation Trust,
                     1985             and/or Adviser or Sub-Adviser to each of                           Oppenheimer Quest
                                      the Aquila(sm) Group of Funds(5) and Founder,                      Value Funds Group,
                                      Chairman of the Board of Trustees and                              Oppenheimer Small Cap
                                      (currently or until 1998) President of each                        Value Fund, Oppenheimer
                                      since its establishment, beginning in 1984;                        Midcap Fund, and
                                      Director of the Distributor since 1981and                          Oppenheimer Rochester
                                      formerly Vice President or Secretary, 1981-                        Group of Funds.
                                      1998; President and a Director, STCM
                                      Management Company, Inc., sponsor and
                                      investment adviser to Capital Cash Management
                                      Trust and Capital Cash U.S. Government
                                      Securities Trust, since 1973; Trustee Emeritus,
                                      Brown University and active in university,
                                      school and charitable organizations.

Arthur K. Carlson    Trustee since    Retired; formerly Senior Vice President and           2            Advisory director of the
Paradise Valley, AZ  1987             Manager, Trust Division of the Valley National                     Renaissance Companies
(01/8/22)                             Bank of Arizona; past President, New York
                                      Society of Security Analysts; member, Phoenix
                                      Society of Security Analysts; former director,
                                      Financial Analysts Federation; director,
                                      Northern Arizona University Foundation;
                                      currently or formerly active with various other
                                      professional and community organizations.

Diana P. Herrmann    Trustee since    President and Chief Operating Officer of the          9            None
New York, NY         1994 and         Manager since 1997, a Director since 1984,
(02/25/58)           President since  Secretary since 1986 and previously its
                     1998             Executive Vice President, Senior Vice President
                                      or Vice President, 1986-1997; President,
                                      Senior Vice President or Executive Vice
                                      President of the Aquila(sm) Group of Funds
                                      since 1986; Director of the Distributor since
                                      1997; trustee, Reserve Money-Market Funds,
                                      1999-2000 and Reserve Private Equity
                                      Series, 1998-2000; active in mutual fund
                                      and trade organizations and in charitable
                                      and volunteer organizations.


NON-INTERESTED TRUSTEES

Thomas W. Courtney   Trustee since    President, Courtney Associates, Inc., a               5            Director or trustee, OCC
Sewickley, PA        1986             venture capital firm, since 1988.                                  Cash Reserves, Inc., OCC
(08/17/33)                                                                                               Accumulation Trust,
                                                                                                         Oppenheimer Quest
                                                                                                         Value Funds Group,
                                                                                                         Oppenheimer Small Cap
                                                                                                         Value Fund, Oppenheimer
                                                                                                         Midcap Fund, and
                                                                                                         Oppenheimer Rochester
                                                                                                         Group of Funds.

William L. Ensign    Trustee since    Planning and Architectural Consultant; Acting         2            None
Annapolis, MD        1986             Architect, United States Capitol 1995-1997;
(12/14/28)                            formerly Assistant Architect; former trustee
                                      of various cultural organizations.

Grady Gammage, Jr.   Trustee since    Founding partner, Gammage & Burnham,                  1            None
Phoenix, AZ          2001             PLC, a law firm, Phoenix, Arizona, since
(10/01/51)                            1983; director, Central Arizona Water
                                      Conservation District, 1995-1999; director
                                      and Secretary, Arizona State University
                                      Foundation since 1998.

John C. Lucking      Trustee since    President, Econ-Linc, an economic consulting          2            Director, New Mexico and
Phoenix, AZ          1994             firm, since 1995; formerly Consulting                              Arizona Land Company.
(05/20/43)                            Economist, Bank One Arizona and Chief
                                      Economist, Valley National Bank; member,
                                      Arizona's Joint Legislative Budget Committee
                                      Economic Advisory Panel and the Western
                                      Blue Chip Economic Forecast Panel; director,
                                      Northern Arizona University Investment
                                      Committee since 1997; member, various
                                      historical, civic and economic associations.

Anne J. Mills        Trustee since    President, Loring Consulting Company since            6            None
Scottsdale, AZ       1986             2001; Vice President for Business Affairs, Ottawa
(12/23/38)                            University, 1992-2001; IBM Corporation, 1965-
                                      1991; Budget Review Officer, the American
                                      Baptist Churches/USA, 1994-1997; director,
                                      the American Baptist Foundation since 1985
                                      and formerly trustee, Brown University.


OFFICERS

Jerry G. McGrew      Senior Vice      President of the Distributor since 1998,            N/A            N/A
New York, NY         President since  Registered Principal since 1993, Senior Vice
(06/18/44)           2001             President, 1997-1998 and Vice President,
                                      1993-1997; Senior Vice President, Aquila
                                      Rocky Mountain Equity Fund and four Aquila
                                      Bond Funds and Vice President, Churchill
                                      Cash Reserves Trust, 1995-2001.

Kimball L. Young     Senior Vice      Co-portfolio manager, Tax-Free Fund For             N/A            N/A
Salt Lake City, UT   President since  Utah since 2001; Co-founder, Lewis Young
(08/07/46)           1999             Robertson & Burningham, Inc., a NASD
                                      licensed broker/dealer providing public finance
                                      services to Utah local govern ments, 1995-
                                      2001; Senior Vice President of four Aquila
                                      Bond and Equity Funds; formerly Senior Vice
                                      President-Public Finance, Kemper Securities
                                      Inc., Salt Lake City, Utah.

Alan R. Stockman     Senior Vice      Senior Vice President, Tax-Free Trust of Arizona    N/A            N/A
Scottsdale, AZ       President since  since 2001, Vice President, 1999-2001; Vice
(07/31/54)           2001 and Vice    President, of Aquila Rocky Mountain Equity
                     President 1999-  Fund since 1999; Bank One, Commercial
                     2001             Client Services representative, 1997-1999;
                                      Trader and Financial Consultant, National
                                      Bank of Arizona (Zions Investment Securities
                                      Inc.), Phoenix, Arizona 1996-1997.

Rose F. Marotta      Chief Financial  Chief Financial Officer of the Aquila(sm)           N/A            N/A
New York, NY         Officer since    Group of Funds since 1991 and Treasurer,
(05/08/24)           1991             1981-1991; Treasurer and Director, STCM
                                      Management Company, Inc., since 1974;
                                      Treasurer of the Manager since 1984 and
                                      of the Distributor, 1985-2000.

Joseph P. DiMaggio   Treasurer since  Treasurer of the Aquila(sm) Group of Funds and      N/A            N/A
New York, NY         2000             the Distributor since 2000; Controller, Van
(11/06/56)                            Eck Global Funds, 1993-2000.

Edward M. W. Hines   Secretary since  Partner, Hollyer Brady Smith & Hines LLP,           N/A            N/A
New York, NY         1986             legal counsel to the Trust, since 1989; Secretary
(12/16/39)                            of the Aquila(sm) Group of Funds.


Robert W. Anderson   Assistant        Compliance Officer of the Manager since             N/A            N/A
New York, NY         Secretary        1998 and Assistant Secretary of the Aquila(sm)
(08/23/40)           since 2000       Group of Funds since 2000; trustee, Alternative
                                      Investment Strategies Fund since July,
                                      2002; Consultant, The Wadsworth Group,
                                      1995-1998.

John M. Herndon      Assistant        Assistant Secretary of the Aquila(sm) Group of      N/A            N/A
New York, NY         Secretary        Funds since 1995 and Vice President of the
(12/17/39)           since 1995       five Aquila Money-Market Funds since 1990;
                                      Vice President of the Manager since 1990.

Lori A. Vindigni     Assistant        Assistant Treasurer of the Aquila(sm) Group of      N/A            N/A
New York, NY         Treasurer        Funds since 2000; Assistant Vice President
(11/02/66)           since 2000       of the Manager since 1998; Fund Accountant
                                      for the Aquila(sm) Group of Funds, 1995-1998.

(1)  The  Trust's  Statement  of  Additional   Information  includes  additional
information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Arizona, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann is an interested person of the Trust as that term is defined in the 1940 Act as an officer of the Trust and a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Carlson is an interested person as a security holder of the Sub-Adviser's parent, BANC ONE CORPORATION.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds"; considered together, these 14 funds are called the "Aquila(sm) Group of Funds."

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended June 30, 2002, $18,976,972 of dividends paid by Tax-Free Trust of Arizona, constituting 98.79% of total dividends paid during the fiscal year ended June 30, 2002, were exempt-interest dividends; and the balance was ordinary dividend income.

     Prior to January 31, 2002, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2001 CALENDAR YEAR.